                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                --------------

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 1, 1996
                                                 ------------


                             BANCFIRST CORPORATION
                             ---------------------
             (Exact name of registrant as specified in its charter)


            OKLAHOMA                          0-14384            73-1221379
- ---------------------------------             -------            ----------
(State or other jurisdiction of      Commission File Number   (I.R.S. Employer
incorporation or organization)                               Identification No.)


101 North Broadway, Suite 200, Oklahoma City, Oklahoma     73102
- ------------------------------------------------------     -----
      (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code:  (405)270-1086
                                                            -------------
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Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

(A)  PREVIOUS INDEPENDENT ACCOUNTANTS

(i) Effective July 1, 1996, Price Waterhouse LLP sold its Oklahoma City practice to Coopers & Lybrand LLP, and as a result had to resign as the independent accountants of BancFirst Corporation.

(ii) The reports of Price Waterhouse LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the two most recent fiscal years and through July 1, 1996, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through July 1, 1996, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v).

(v) The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 1, 1996, is filed as Exhibit 16 to this Form 8-K.

(B)  NEW INDEPENDENT ACCOUNTANTS

(i) The Registrant engaged Coopers & Lybrand LLP as its new independent accountants as of July 1, 1996. During the two most recent fiscal years and through July 1, 1996, the Registrant has not consulted with Coopers & Lybrand LLP regarding either (1) the application of accounting principles to a specified transactions, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Coopers & Lybrand LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as that term is defined in
     Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
     Item 304(a)(1)(v) of Regulation S-K.

(C)  EXHIBIT


EXHIBIT
NUMBER     EXHIBIT
- -------    ------------------------------------------------------------------
16         Letter stating agreement with Price Waterhouse statements.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



July 1, 1996                    /Randy P. Foraker/
                                ------------------
                                Randy P. Foraker
                                Sr. Vice President, Controller
                                and Secretary/Treasurer
                                (Principal Accounting Officer)